UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2015

Date of Report (Date of earliest event reported)

North America Frac Sand, Inc.

(f/k/a Xterra Building Systems, Inc.)

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-54757	20-8926549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Baycrest Drive

North Vancouver, B.C. Canada V7G 1N8

(Address of Principal Executive Offices) (Zip Code)

(778) 772-8184

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management ITEM 5.03. Amendments to Articles of Incorporation

On July 21, 2015, the Company filed Articles of Amendment to its Articles of Incorporation with the Florida Division of Corporations, pursuant to which the Company changed its name to North America Frac Sand, Inc.  Company principals received notification from FINRA on August 13, 2015 that the name change corporate action will take effect on August 14, 2015.  The new symbol for the Company upon effectiveness of the name change shall be:  NAFS.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

North America Frac Sand, Inc.

Dated: August 13, 2015	/s/ David Alexander
David Alexander
Principal Executive Officer, Principal Accounting Officer,
Chief Financial Officer, Secretary